Pacific Office Properties Trust, Inc.

Supplemental Operating and Financial Information
For the three months ended September 30, 2009

Pacific Office Properties Trust, Inc.

Corporate Profile 3

Investor Information 3

Company Information 3

Common Stock and Unit Data 5

Highlights of Current Period Performance 5

- Financial Results 5
- Financing and Capital Activity 5
- Financial and Portfolio Highlights 6
- Consolidated Balance Sheets 8
- Consolidated Statements of Operations 9
- Funds From Operations and Adjusted Funds From Operations 10
- Earnings Before Interest, Taxes and Depreciation and Amortization 13
- Condensed Combined Balance Sheets - Unconsolidated Joint Ventures 14
- Condensed Combined Statements of Operations - Unconsolidated Joint Ventures 15
- Debt Analysis 16
- Equity Analysis 17
- Consolidated Debt Summary 18
- Consolidated Debt Maturities 19
- Unconsolidated Joint Venture Debt Summary 20
- Company Portion of Unconsolidated Joint Venture Debt Maturities 21

Portfolio Leasing Statistics 22

- Portfolio Summary 22
- Portfolio Leasing Summary 23
- Total Revenue by Segment 24
- Total Net Operating Income by Segment 25
- Leasing Activity Reconciliation 26
- Top Tenants by Rental Revenue – Consolidated Properties 27
- Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties 28
- Top Tenants by Rental Revenue – Unconsolidated Joint Venture Properties 29
- Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties 30
- Lease Expirations – Consolidated Properties 31
- Lease Expirations – Unconsolidated Joint Venture Properties 32
- Lease Distribution by Square Footage –Consolidated Properties 33
- Lease Distribution by Square Footage –Unconsolidated Joint Venture Properties 34

Pacific Office Properties Trust, Inc.

Corporate Profile

Pacific Office Properties Trust, Inc. (“The Company”) is a real estate investment trust that acquires, owns, and operates office properties in the western U.S., focusing initially on the long-term growth sub-markets of Honolulu, San Diego, Los Angeles, and Phoenix. The Company is externally managed by Pacific Office Management, Inc., an affiliate of The Shidler Group.  The Company acquires, often in partnership with institutional co-investors, value-added office buildings whose potential can be maximized through improvements, repositioning, and superior leasing and management. The Company continues in the tradition of The Shidler Group’s proven institutional joint-venture strategy, which focuses on acquiring opportunistic and value-added commercial real estate in partnership with institutional co-investors.   More information can be found on Pacific Office at www.pacificofficeproperties.com.

Investor Information

Board of Directors		Management
Jay H. Shidler Chairman of the Board, Chair of Investment Committee Paul M. Higbee Director, Chair of Audit Committee Robert L. Denton Director Thomas R. Hislop Director	Michael W. Brennan Director, Chair of Compensation Committee Clay W. Hamlin Director, Chair of Nominating Committee	Pacific Office Properties Trust, Inc.	Pacific Office Management, Inc.
		Jay H. Shidler President and Chief Executive Officer	Jay H. Shidler President and Chief Executive Officer	James R. Ingebritsen Executive Vice President, Capital Markets/Operations
		Lawrence J. Taff Chief Financial Officer	Lawrence J. Taff Chief Financial Officer	Tamara G. Edwards Corporate Secretary
Matthew J. Root Chief Investment Officer

Company Information

Corporate Headquarters 233 Wilshire Blvd. Suite 310 Santa Monica, CA 90401 (t) (310) 395-2083 (f) (310) 395-2741	Trading Symbol PCE Stock Exchange Listing NYSE Amex	Inquiries For investor relations or media inquiries, contact:
		Stacey Feit, CFA Vice President Financial Relations Board sfeit@mww.com (t) (213) 486-6549 (f) (213) 233-3499	Lawrence J. Taff Chief Financial Officer ltaff@pacificofficeproperties.com (t) (808) 544-1219

Note Regarding Forward-Looking Statements

This Supplemental Operating and Financial Information contains forward-looking statements within the meaning of Section 21E of the Exchange Act, which include information relating to future events, future financial performance, strategies, expectations, risks and uncertainties.  From time to time, we also provide forward-looking statements in other materials we release to the public as well as oral forward-looking statements.  These forward-looking statements include, without limitation, statements regarding: projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; statements regarding strategic transactions such as mergers or acquisitions or a possible dissolution of the Company; and statements of management’s goals and objectives and other similar expressions.

We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions.  Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected.  These factors include the risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q. You should bear this in mind as you consider forward-looking statements.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any further disclosures we make on related subjects in our other public filings made with the Securities and Exchange Commission.

Pacific Office Properties Trust, Inc.

Common Stock and Unit Data	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
High Closing Price	$4.38	$5.00	$5.50	$6.65	$7.32
Low Closing Price	$3.50	$3.65	$4.30	$2.52	$6.10
Average Closing Price	$3.85	$4.39	$4.89	$4.75	$6.55
Closing Price, at end of quarter	$4.34	$3.72	$5.00	$4.44	$6.65
Closing common shares and common units outstanding (in thousands)	18,150	17,361	17,330	17,330	17,330
Preferred units - as-converted basis (in thousands)	32,598	32,598	32,598	32,598	32,598
Total common shares and units outstanding - as-converted basis (in thousands)	50,747	49,958	49,928	49,928	49,928
Total dividends per share, annualized	$0.20	$0.20	$0.20	$0.20	$0.20
Annual Dividend Yield – On Closing Price	4.61%	5.38%	4.00%	4.50%	3.01%

Highlights of Current Period Performance

Financial Results

Funds from Operations, or FFO, totaled $0.8 million, or $0.05 per common share/common unit – basic and diluted, for the third quarter of 2009.  Net loss attributable to stockholders totaled $1.24 million, or $0.40 loss per basic and diluted share, for the third quarter of 2009.

Financing and Capital Activity

➢
On September 10, 2009, our Board of Directors declared a cash dividend of $0.05 per share of our common stock for the third quarter of 2009. The dividend was paid on October 15, 2009 to holders of record of common stock on September 30, 2009. Commensurate with our declaration of a quarterly cash dividend, we paid distributions to holders of record of Common Units at September 30, 2009 in the amount of $0.05 per Common Unit, on October 15, 2009. In addition, we paid 2% distributions, or $.125 per unit, to holders of record of Preferred Units at September 30, 2009, on October 15, 2009.

➢
As of September 30, 2009, the Company’s current total market capitalization is $644.7 million, including approximately $220.2 million in equity on a fully diluted basis, based on our closing price on the NYSE Amex.

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights
(unaudited and in thousands, except property portfolio data, share price data and percentages)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Property Portfolio
Number of
Consolidated Properties	8	8	8	8	8
Unconsolidated Joint Venture Properties	15	15	15	15	15
	23	23	23	23	23
Square Footage
Consolidated Properties	2,265,339	2,265,339	2,265,339	2,265,339	2,265,339
Unconsolidated Joint Venture Properties	2,060,855	2,060,855	2,060,855	2,065,052	2,065,052
	4,326,194	4,326,194	4,326,194	4,330,391	4,330,391

Capitalization Summary
Common Shares	3,851	3,061	3,031	3,031	3,031
Common Units	14,299	14,299	14,299	14,299	14,299
	18,150	17,360	17,330	17,330	17,330
Convertible Preferred Units as converted to Common Units
(4,545,300 Preferred Units converted at a 7.1717x conversion ratio)	32,598	32,598	32,598	32,598	32,598
	50,748	49,958	49,928	49,928	49,928
Valuation
Closing Common Share Price	$4.34	$3.72	$5.00	$4.44	$6.65
Market Value of Common Shares	$16,713	$11,387	$15,155	$13,457	$20,156
Market Value of Common Shares and Equivalents (as converted)	$203,533	$174,457	$234,485	$208,223	$311,865
Total Equity Market Capitalization	$220,246	$185,844	$249,640	$221,680	$332,021
Total Consolidated Debt	$424,451	$424,280	$423,856	$423,884	$420,888
Total Market Capitalization	$644,697	$610,124	$673,496	$645,564	$752,909
Total Consolidated Debt to Total Market Capitalization	65.84%	69.54%	62.93%	65.66%	55.90%

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights, continued
(unaudited and in thousands, except share/unit data, ratios and percentages)

	For the three months ended
	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
Income Items
Total Revenues	$17,744		$18,019		$18,770		$19,848		$18,591
Equity in Net Earnings (Loss) of Unconsolidated Joint Ventures	$189		$163		$54		$(63)		$185
Net Loss Attributable to Stockholders	$(1,241)		$(1,116)		$(1,056)		$(1,163)		$(1,188)
FFO(1)	$862		$1,240		$1,164		$764		$493
FFO (per common share/common unit) (1)	$0.05		$0.07		$0.07		$0.04		$0.03
AFFO(1)	$1,821		$1,952		$2,164		$1,201		$838
AFFO (per common share/common unit) (1)	$0.10		$0.11		$0.12		$0.07		$0.05
EBITDA(1)	$8,811		$9,144		$8,978		$9,030		$8,417
Ratios
FFO Payout Ratio (per common share/common unit) (2)	105.3%		70.0%		74.4%		113.4%		175.8%
AFFO Payout Ratio (per common share/common unit) (3)	49.8%		44.5%		40.0%		72.1%		61.6%
Interest Coverage Ratio (4)	1.19	x	1.25	x	1.24	x	1.17	x	1.14	x

1 A description of these non-GAAP measures and reconciliations is provided on pages 10 through 13.
2 Calculated as dividends for the respective quarters accrued to common stockholders and unitholders divided by Funds from Operations (FFO).
3 Calculated as dividends for the respective quarters accrued to common stockholders and unitholders divided by Adjusted Funds from Operations (AFFO).
4 Calculated as EBITDA divided by total interest expense.

Pacific Office Properties Trust, Inc.

Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
ASSETS
Investments in real estate	$417,873	$416,211	$414,435	$413,914	$414,164
Less: accumulated depreciation	(32,442)	(28,646)	(24,859)	(21,257)	(17,350)
Investments in real estate, net	385,431	387,565	389,576	392,657	396,814
Cash and cash equivalents	3,405	6,881	6,537	4,463	6,158
Restricted cash	5,444	5,055	5,266	7,267	5,996
Rents and other receivables, net	6,004	5,729	5,387	6,342	4,343
Intangible assets, net	35,079	36,875	38,925	41,379	44,096
Other assets, net	5,822	5,080	5,383	4,680	5,254
Goodwill	62,019	62,019	62,019	61,519	59,388
Investment in unconsolidated joint ventures	10,016	10,376	11,149	11,590	11,847
	$513,220	$519,580	$524,242	$529,897	$533,896

LIABILITIES AND EQUITY
Mortgage and other collateralized loans, net	$403,347	$400,504	$400,080	$400,108	$397,112
Unsecured notes payable to related parties	21,104	23,776	23,776	23,776	23,776
Accounts payable and other liabilities	20,257	21,692	18,970	17,088	14,758
Acquired below market leases, net	9,997	10,578	11,186	11,817	12,283
	454,705	456,550	454,012	452,789	447,929

Non-controlling interests	130,679	121,810	140,117	133,250	152,757
Equity:
Preferred Stock (including Proportionate Voting Preferred Stock)	-	-	-	-	-
Common Stock	185	185	185	185	185
Class B Common Stock	-	-	-	-	-
Additional paid-in capital	-	-	-	-	-
Retained deficit	(72,349)	(58,965)	(70,072)	(56,327)	(66,975)
Total equity	(72,164)	(58,780)	(69,887)	(56,142)	(66,790)
Total liabilities and equity	$513,220	$519,580	$524,242	$529,897	$533,896

Pacific Office Properties Trust, Inc.

Consolidated Statements of Operations
(unaudited and in thousands, except share and per share data)

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Revenue:
Rental	$10,486	$10,607	$10,906	$11,046	$10,899
Tenant reimbursements	5,163	5,299	5,722	6,635	5,583
Parking	2,012	2,011	2,057	2,035	1,981
Other	83	102	85	132	136
Total revenue	17,744	18,019	18,770	19,848	18,599

Expenses:
Rental property operating	9,781	9,660	9,915	11,302	11,067
General and administrative	351	497	1,149	740	429
Depreciation and amortization	6,913	7,030	6,527	6,792	6,740
Interest	6,823	6,806	6,719	7,110	6,769
Loss on extinguishment of debt	171	-	-	-	-
Total expenses	24,039	23,993	24,310	25,944	25,005

Loss before equity in net earnings (loss) of unconsolidated joint ventures	(6,295)	(5,974)	(5,540)	(6,096)	(6,406)
Equity in net earnings (loss) of unconsolidated joint ventures	189	163	54	(63)	185
Non-operating income	2	1	3	2	-
Net loss	(6,104)	(5,810)	(5,483)	(6,157)	(6,221)
Less: net loss attributable to non-controlling interests	4,863	4,694	4,427	4,994	5,033
Net loss attributable to common stockholders	$(1,241)	$(1,116)	$(1,056)	$(1,163)	$(1,188)
Net loss per common share - basic and diluted	$(0.40)	$(0.37)	$(0.35)	$(0.38)	$(0.39)

Weighted average number of common shares outstanding - basic and diluted	3,112,888	3,034,122	3,031,125	3,031,125	3,031,125

Pacific Office Properties Trust, Inc.

Funds From Operations and Adjusted Funds From Operations
(unaudited and in thousands, except share and per share data)

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Funds From Operations (FFO) (1):
Net loss attributable to common stockholders	$(1,241)	$(1,116)	$(1,056)	$(1,163)	$(1,188)
Depreciation and amortization of real estate assets	6,913	7,030	6,527	6,792	6,740
Depreciation and amortization of real estate assets – unconsolidated joint ventures	621	588	688	697	542
Distributions to preferred unitholders	(568)	(568)	(568)	(568)	(568)
Net loss attributable to non-controlling interests	(4,863)	(4,694)	(4,427)	(4,994)	(5,033)
FFO	$862	$1,240	$1,164	$764	$493

Adjusted Funds From Operations (AFFO)(2):
FFO	$862	$1,240	$1,164	$764	$493
Straight-line rent adjustments, net	281	84	226	(147)	(23)
Amortization of interest rate contracts, loan premiums and prepaid financings	368	435	411	426	254
Recurring capital expenditures, tenant improvements and leasing commissions	(193)	(299)	(114)	(319)	(352)
Non-cash compensation expense	50	49	40	40	40
Interest expense deferred on unsecured notes payable	453	443	437	437	426
AFFO	$1,821	$1,952	$2,164	$1,201	$838

Weighted average number of common shares and common share equivalents outstanding - basic and diluted	17,412	17,333	17,330	17,330	17,330
FFO per common share/common unit – basic and diluted	$0.05	$0.07	$0.07	$0.04	$0.03
AFFO per common share/common unit – basic and diluted	$0.10	$0.11	$0.12	$0.07	$0.05

Pacific Office Properties Trust, Inc.

Funds From Operations and Adjusted Funds From Operations (continued)
(unaudited and in thousands, except share and per share data)

1
Funds from Operations, or FFO, is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) attributable to stockholders (as computed in accordance with accounting principles generally accepted in the United States of America, or GAAP), excluding gains (or losses) from dispositions of property, extraordinary items, real estate-related depreciation and amortization (including capitalized leasing expenses, tenant allowances or improvements and excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization, gains (or losses) from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other Equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other Equity REITs' FFO. As a result, FFO should be considered only as a supplement to net income (loss) as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

The weighted average number of common shares and common share equivalents outstanding – basic and diluted includes common unit limited partnership interests in our Operating Partnership.

Our outstanding preferred unit interests in our Operating Partnership are convertible into common unit limited partnership interests in our Operating Partnership, but no earlier than the later of March 19, 2010 and the date an underwritten public equity offering of our common stock in an amount equal to or greater than $75 million is consummated, which is a contingent event and not yet probable as of September 30, 2009. These common unit interests will become exchangeable for shares of our common stock one year after such conversion. Our outstanding preferred unit interests at September 30, 2009 represent 32,597,528 common share equivalents, on an as-if converted basis, and any impact related to these outstanding limited partnership interests have not been included in our calculation of diluted earnings per share or FFO per share, including our calculation of the weighted average number of common and common equivalent shares outstanding, in accordance with GAAP.  Assuming the full conversion of our outstanding preferred unit interests at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, our FFO per share/unit, on a fully diluted basis, would have been $0.03, $0.04, $0.03, $0.03 and $0.02, respectively.

Pacific Office Properties Trust, Inc.

2
AFFO is a non-GAAP financial measure we believe is a useful supplemental measure of our performance.  We compute AFFO by subtracting from FFO the straight-line rent adjustments and recurring capital expenditures, tenant improvements and leasing commissions, and then adding the amortization of interest rate contracts, loan premium and prepaid financing costs, non-cash compensation expense, and interest expense deferred on unsecured notes.  AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs.  We believe that net income or loss is the most directly comparable GAAP financial measure to AFFO.  We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Assuming the full conversion of our outstanding preferred unit interests at September 30, 2009, June 30, 2009, March 31, 2009, December 31, 2008 and September 30, 2008, our AFFO per share/unit, on a fully diluted basis, would have been $0.05, $0.05, $0.05, $0.04 and $0.03, respectively.

3
Note that, unlike many REITs, AFFO has often been higher than FFO for Pacific Office Properties Trust, Inc. due to the addition of the noncash impact of straightlining ground lease rent expense for AFFO.  Beginning with the period ended September 30, 2009; the Company will deduct the distributions on its preferred unit interests from both its FFO and AFFO calculations.  Prior periods will be presented utilizing this new calculation for comparative purposes.

Pacific Office Properties Trust, Inc.

Earnings Before Interest, Taxes and Depreciation and Amortization (EBITDA)
(unaudited and in thousands)

	For the Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Reconciliation of net loss to earnings before interest taxes and depreciation and amortization (EBITDA) (1):
Net loss attributable to common stockholders	$(1,241)	$(1,116)	$(1,056)	$(1,163)	$(1,188)
Interest expense	6,823	6,806	6,719	7,110	6,769
Interest expense – unconsolidated joint ventures	558	530	527	588	587
Depreciation and amortization of real estate assets	6,913	7,030	6,527	6,792	6,740
Depreciation and amortization of real estate assets – unconsolidated joint ventures	621	588	688	697	542
Net loss attributable to non-controlling interests	(4,863)	(4,694)	(4,427)	(4,994)	(5,033)
EBITDA	$8,811	$9,144	$8,978	$9,030	$8,417

1
Management believes that earnings before interest expense, depreciation and amortization, and net loss attributable to non-controlling interests (EBITDA) is a useful supplemental measure of our performance.  We believe that EBITDA provides useful information to the investment community about the Company’s financial position before the impact of investing and financing transactions and facilitates comparisons with other REITs.  Accordingly, EBITDA should not be considered as an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of liquidity.  EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.  Other REITs may use different methodologies for calculating EBITDA and accordingly, our EBITDA may not be comparable to other REITs.

Pacific Office Properties Trust, Inc.

Condensed Combined Balance Sheets - Unconsolidated Joint Ventures(1)
(unaudited and in thousands)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
ASSETS
Investment in real estate	$354,899	$354,896	$353,516	$353,180	$346,602
Less: accumulated depreciation	(26,142)	(24,215)	(20,619)	(17,427)	(14,893)
Investment in real estate, net	328,757	330,681	332,897	335,753	331,709
Cash and cash equivalents, including restricted cash	18,202	17,638	19,986	17,800	21,634
Rents and other receivables, net	7,081	6,238	6,024	5,285	3,169
Intangible assets, net	28,214	29,943	30,325	32,879	45,700
Other assets	4,744	5,299	5,708	5,604	7,081
Total assets	$386,998	$389,799	$394,940	$397,321	$409,293

LIABILITIES AND MEMBERS’ EQUITY
Mortgage and other secured loans	$318,091	$318,134	$318,177	$314,324	$310,071
Accounts payable and other liabilities	7,958	7,334	9,320	11,380	15,363
Acquired below market leases, net	5,146	5,659	6,183	6,737	11,991
Total liabilities	331,195	331,127	333,680	332,441	337,425

Members' equity	55,803	58,672	61,260	64,880	71,868
Total liabilities and members' equity	$386,998	$389,799	$394,940	$397,321	$409,293

1We own managing interests in six joint ventures, consisting of 15 office properties, including 29 office buildings, comprising approximately 2.06 million leasable square feet.  Our ownership interest percentages in these joint ventures range from approximately 7.50% to 32.17%.  In exchange for our managing ownership interest and related equity investment in these joint ventures, we are entitled to preferential allocations of earnings and cash flows from each respective joint venture.  We are also entitled to incentive interests in excess of our ownership percentages ranging from approximately 21.41% to 36.00%, subject to returns on invested capital.

Condensed Combined Statements of Operations - Unconsolidated Joint Ventures
(unaudited and in thousands)

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Revenue:
Rental	$9,513	$9,433	$9,309	$9,208	$9,793
Tenant reimbursements	1,689	1,581	1,651	1,625	1,731
Parking	390	379	401	370	391
Interest and other	81	67	113	129	21
Total revenue	11,673	11,460	11,474	11,332	11,936

Expenses:
Rental property operating	4,768	4,934	4,765	5,159	5,112
Depreciation and amortization	4,486	4,211	4,745	5,065	4,472
Interest	3,972	3,967	3,938	4,760	4,355
Total expenses	13,226	13,112	13,448	14,984	13,939
Net loss	$(1,553)	$(1,652)	$(1,974)	$(3,652)	$(2,003)

Equity in net income (loss) of unconsolidated joint ventures	$189	$163	$54	$(63)	$185

Pacific Office Properties Trust, Inc.

 Debt Analysis(1)
(unaudited and in thousands)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Debt Outstanding
Consolidated Debt
Mortgage Loans	$405,422	$402,675	$402,347	$402,471	$399,571
Unsecured Loans	21,104	23,776	23,776	23,776	23,776
Total Consolidated Debt	$426,526	$426,451	$426,123	$426,247	$423,347

Company portion of Unconsolidated Joint Venture Debt(2)
Mortgage Loans	$39,795	$39,804	$39,145	$39,171	$39,187
Unsecured Loans	1,367	1,367	1,367	1,367	1,367
Total Company portion of Unconsolidated Joint Venture Debt	$41,162	$41,171	$40,512	$40,538	$40,554

Debt Structure
Consolidated Debt
Fixed Rate Mortgage Loans	$372,558	$372,658	$372,735	$372,859	$372,959
Fixed Rate Unsecured Loans	21,104	23,776	23,776	23,776	23,776
Total Fixed Rate Debt	393,662	396,434	396,511	396,635	396,735
Variable Rate Loans (3) (subject to interest rate protection)	32,864	30,017	29,612	29,612	26,612
Total Consolidated Debt	$426,526	$426,451	$426,123	$426,247	$423,347

Company portion of Unconsolidated Joint Venture Debt
Fixed Rate Mortgage Loans	$29,037	$29,046	$29,070	$29,096	$29,112
Fixed Rate Unsecured Loans	1,367	1,367	1,367	1,367	1,367
Total Fixed Rate Debt	30,404	30,413	30,437	30,463	30,479
Variable Rate Loans (subject to interest rate protection)	10,758	10,758	10,075	10,075	10,075
Total Company portion of Unconsolidated Joint Venture Debt	$41,162	$41,171	$40,512	$40,538	$40,554

1
Amounts included herein represent the outstanding principal balances as of the respective dates presented and, accordingly, do not include any amounts attributable to discounts or premiums on our outstanding debt obligations, which are not material.  The amounts of mortgage and other collateralized loans reflected in our consolidated balance sheets represent the outstanding principal balances of those loans, adjusted for applicable discounts or premiums, in accordance with GAAP for the respective dates presented.

2 Company portion of Unconsolidated Joint Venture Debt is derived based on the outstanding principal balances of mortgage and unsecured loans of our unconsolidated joint ventures multiplied by our ownership interest percentage in each respective unconsolidated joint venture as of the respective dates presented.  Primarily the entire Company portion of Joint Venture Debt is non-recourse to the Company, except for approximately $1.50 million at September 30, 2009 attributable to Palomar Heights Corporate Center and Scripps Ranch Center.

3Variable rate loans include amount borrowed under the revolving credit facility at a fluctuating interest rate equal to the effective rate of interest paid by First Hawaiian Bank on a time certificate of deposit, plus one percent.

Pacific Office Properties Trust, Inc.

Equity Analysis
(unaudited and in thousands, except share/unit price, ratios and percentages)

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
Common Equity
Common Shares	3,851		3,061		3,031		3,031		3,031
Common Units(1)	14,299		14,299		14,299		14,299		14,299
	18,150		17,360		17,330		17,330		17,330
Common Share Price	$4.34		$3.72		$5.00		$4.44		$6.65
Market Value of Common Shares/Common Units	$78,771		$64,579		$86,650		$76,945		$115,245

Convertible Preferred Equity
Convertible Preferred Units(2)	4,545		4,545		4,545		4,545		4,545
Conversion Ratio	7.1717	x	7.1717	x	7.1717	x	7.1717	x	7.1717	x
Common Shares Issued (assuming full conversion)	32,598		32,598		32,598		32,598		32,598
Market Value of Convertible Preferred Units (as converted)	$141,475		$121,265		$162,990		$144,735		$216,777

Capitalization
Market Value of Common Shares/Common Units	$78,771		$64,579		$86,650		$76,945		$115,244
Market Value of Convertible Preferred Units (as converted)	141,475		121,265		162,990		144,735		216,777
	220,246		185,844		249,640		221,680		332,021
Total Consolidated Debt	424,451		424,280		423,856		423,884		420,888
Total Market Capitalization	$644,697		$610,124		$673,496		$645,564		$752,909

1 Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than March 19, 2010.

2 Each Convertible Preferred Unit is convertible into 7.1717 Common Units, but no earlier than the later of March 19, 2010, and the date an underwritten public offering (of at least $75 million) by us of our common stock is consummated.  Upon conversion of the Preferred Units to Common Units, the Common Units are exchangeable on a one-for-one basis for shares of our common stock, but no earlier than one year after the date of their conversion from a Preferred Unit to a Common Unit.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Consolidated Debt Summary
(unaudited and in thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Outstanding Principal Balance at September 30, 2009	% of Total Consolidated Debt
Fixed Rate Secured Debt:
Clifford Center (1)	8/15/2011	6.00%	$ 3,567	0.84%
Davies Pacific Center	11/11/2016	5.86%	95,000	22.27%
First Insurance Center	1/1/2016	5.74%	38,000	8.91%
First Insurance Center	1/6/2016	5.40%	14,000	3.28%
Pacific Business News Building	4/6/2010	6.98%	11,691	2.74%
Pan Am Building	8/11/2016	6.17%	60,000	14.06%
Waterfront Plaza	9/11/2016	6.37%	100,000	23.45%
Waterfront Plaza	9/11/2016	6.37%	11,000	2.58%
City Square	9/1/2010	5.58%	27,500	6.45%
Sorrento Technology Center	1/11/2016	5.75%	11,800	2.77%
Subtotal Fixed Rate Secured Debt			372,558	87.35%

Fixed Rate Unsecured Debt:
Unsecured notes payable to related parties	Varying dates from 3/19/2013 to 8/31/2013	7.00%	21,104	4.95%

Floating Rate Secured Debt :
City Square (2)	9/1/2010	LIBOR + 2.35%	27,017	6.33%
Revolving line of credit(3)	9/2/2011	1.85%	5,847	1.37%
Subtotal Floating Rate Secured Debt			32,864	7.70%

Total Consolidated Debt			426,526	100.00%
Less Unamortized Debt Discount			(2,075)
Total Consolidated Debt, Net of Unamortized Debt Discount			$ 424,451

1 The initial maturity date is August 15, 2011.  The Company has the option to extend the maturity date to August 15, 2014.

2 Maximum loan amount to be advanced is $28.5 million.  In addition, the Company has an interest rate cap on this loan for the notional amount of $28.5 million, which effectively limits the LIBOR rate on this loan to 7.45%.  The interest rate cap expires on September 1, 2010.

3 The revolving line of credit matures on September 2, 2011, subject to certain conditions.  See “Revolving Line of Credit” in Note 8 to the condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended September 30, 2009.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Consolidated Debt Maturities
(unaudited and in thousands)

Property/Loan	2009		2010		2011		2012		2013		Thereafter	Total
Fixed Rate Secured Debt:
Clifford Center(1)	$66	(2)	$275	(2)	$292	(2)	$310	(2)	$329	(2)	$2,295	$3,567
Davies Pacific Center	-		-		-		-		-		95,000	95,000
First Insurance Center	-		-		-		-		-		52,000	52,000
Pacific Business News Building	38	(2)	11,653		-		-		-		-	11,691
Pan Am Building	-		-		-		-		-		60,000	60,000
Waterfront Plaza	-		-		-		-		-		111,000	111,000
City Square	-		27,500		-		-		-		-	27,500
Sorrento Technology Center	-		-		-		-		-		11,800	11,800
Fixed Rate Unsecured Debt:
Unsecured notes payable to related parties	-		-		-		-		21,104		-	21,104
Floating Rate Secured Debt:
City Square	-		27,017		-		-		-		-	27,017
Revolving line of credit	-		-		5,847		-		-		-	5,847

Total	$104		$66,445		$6,139		$310		$21,433		$332,095	$426,526

1 The initial maturity date is August 15, 2011.  The Company has the option to extend the maturity date to August 15, 2014.  Accordingly, the related debt maturity reflected herein is scheduled using an amortization schedule based on the extended maturity date, as if the Company had exercised its option to extend the original maturity date.

2 Amounts represent scheduled principal amortization pursuant to the respective loan agreements.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Unconsolidated Joint Venture Debt Summary
(unaudited and in thousands, except for percentages)

Property/Loan	Maturity Date	Interest Rate	Ownership Interest %	Outstanding Principal Balance at September 30, 2009	Company Portion of Outstanding Principal Balance at September 30, 2009	% of Total Company Portion of Outstanding Principal Balance
Fixed Rate Secured Debt:
Seville Plaza - Note A	1/1/2011	6.05%	7.50%	$21,650	$1,624	3.95%
Seville Plaza - Note B	1/1/2011	9.19%	7.50%	3,000	225	0.55%
SoCal II Joint Venture	1/6/2012	5.75%	10.00%	133,500	13,350	32.42%
Bank of Hawaii Waikiki Center	3/11/2017	5.99%	17.50%	26,900	4,708	11.44%
POP San Diego – Palomar Heights Plaza	4/30/2011	6.25%	32.17%	10,796	3,473	8.44%
POP San Diego – Palomar Heights Plaza	4/1/2014	5.58%	32.17%	1,888	607	1.47%
POP San Diego – Palomar Heights Corporate Center	4/1/2014	5.58%	32.17%	10,526	3,386	8.23%
POP San Diego – Scripps Ranch Center	12/1/2014	5.44%	32.17%	5,174	1,664	4.04%
Subtotal Fixed Rate Secured Debt				213,434	29,037	70.54%
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	4/30/2011	12.00%	32.17%	4,250	1,367	3.32%

Floating Rate Secured Debt :
US Bank Center	5/9/2010(1)	LIBOR + 1.53%(2)	7.50%	56,800	4,260	10.35%
SoCal II Joint Venture - Senior Loan	1/1/2010(1)	LIBOR + 2.95%(2)	10.00%	16,500	1,650	4.01%
Black Canyon Corporate Center - Note A	2/9/2010(1)	LIBOR + 1.65%(2)	17.50%	27,700	4,848	11.78%
Subtotal Floating Rate Secured Debt				101,000	10,758	26.14%

Total Unconsolidated Joint Venture Debt				$318,684	$41,162	100.00%

1 The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A are May 9, 2010, January 1, 2010, and February 9, 2010, respectively. The joint ventures have the option to, and expect to, extend the maturity dates of their floating rate secured debt to May 9, 2011, January 1, 2012, and February 9, 2012, respectively, subject to nominal fees and requirements.

2 Interest rate cap agreements are in place on floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A in the notional amounts of $56.8 million, which effectively limits the LIBOR rate on this loan to 4.98%, $16.5 million, which effectively limits the LIBOR rate on this loan to 6.25%, and $23.8 million, which effectively limits the LIBOR rate on this loan to 6.00%, respectively.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Company Portion of Unconsolidated Joint Venture Debt Maturities (1)
(unaudited and in thousands)

Property/Loan	2009	2010	2011	2012	2013	Thereafter	Total
Fixed Rate Secured Debt:
Seville Plaza – Notes A&B	$-	$-	$1,849	$-	$-	$-	$1,849
SoCal II Joint Venture	-	-	-	13,350	-	-	13,350
Bank of Hawaii Waikiki Center	-	-	-	-	-	4,708	4,708
POP San Diego – Palomar Heights Plaza	-	-	3,473	-	-	-	3,473
POP San Diego – Palomar Heights Plaza	-	-	-	-	-	607	607
POP San Diego – Palomar Heights Corporate Center	-	-	-	-	-	3,386	3,386
POP San Diego – Scripps Ranch Center	-	-	-	-	-	1,664	1,664
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	-	-	1,367	-	-	-	1,367
Floating Rate Secured Debt:
US Bank Center(2)	-	-	4,260	-	-	-	4,260
SoCal II Joint Venture - Senior Loan(2)	-	-	-	1,650	-	-	1,650
Black Canyon Corporate Center- Note A(2)	-	-	-	4,848	-	-	4,848
Total	$-	$-	$10,949	$19,848	$-	$10,365	$41,162

1 Company portion of Unconsolidated Joint Venture Debt Maturities amounts were derived based on the outstanding principal balances of mortgage and unsecured loans of our unconsolidated joint ventures multiplied by our ownership interest percentage in each respective unconsolidated joint venture.

2 The initial maturity dates for the floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A are May 9, 2010, January 1, 2010, and February 9, 2009, respectively. The joint ventures have the option to, and expect to, extend the maturity dates of their floating rate secured debt to May 9, 2011, January 1, 2012, and February 9, 2012, respectively, subject to nominal fees and requirements. Accordingly, the unconsolidated joint venture debt maturities herein are scheduled using the expected maturity date, as if the Company had exercised all available options to extend the maturity date.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Portfolio Leasing Statistics

Portfolio Summary

Through our Operating Partnership, we own whole interests in eight office properties, and managing ownership interests in six joint ventures holding fifteen office properties, comprising approximately 4.3 million square feet of leasable area in Honolulu, Southern California and Phoenix metropolitan areas (the “Property Portfolio”).  As of September 30, 2009, the portion of our Property Portfolio, which was effectively owned by us (representing the leasable square feet of our consolidated properties and our respective ownership interests in the leasable square feet of our unconsolidated joint venture properties) (the “Effective Portfolio”) comprised approximately 2.5 million leasable square feet.  Our property statistics as of September 30, 2009, were as follows:

			Property	Effective
	Number of		Portfolio	Portfolio
	Properties	Buildings	Square Feet	Square Feet
Consolidated properties	8	11	2,265,339	2,265,339
Unconsolidated joint ventures properties	15	29	2,060,855	261,397
Total	23	40	4,326,194	2,526,736

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Portfolio Leasing Summary

	Submarket	Market Rentable Square Feet	Effective Market Rentable Square Feet	Percent Leased	Annualized Rent per Square Foot(1)

Honolulu, Hawaii
Waterfront Plaza	Downtown (CBD)	534,475	534,475	92.80%	$36.10
Davies Pacific Center	Downtown (CBD)	353,224	353,224	89.89%	34.76
Pan Am Building	Kapiolani	209,889	209,889	92.65%	38.52
First Insurance Center	Kapiolani/Ward	202,992	202,992	98.22%	34.60
Pacific Business News Building	Kapiolani	90,559	90,559	74.18%	32.29
Clifford Center	Downtown (CBD)	72,415	72,415	72.54%	30.88
Bank of Hawaii Waikiki Center	Waikiki	152,288	26,650	86.47%	52.85
Subtotal		1,615,842	1,490,204	90.28%	$37.12

Phoenix, Arizona
City Square	(CBD)/North Central	738,422	738,422	71.81%	$20.63
U.S. Bank Center	(CBD)/South Central	372,676	27,951	79.21%	22.20
Black Canyon Corporate Center	Deer Valley/Airport	218,694	38,271	64.66%	17.59
Subtotal		1,329,792	804,644	72.71%	$20.66

San Diego, California
Sorrento Technology Center	Sorrento Mesa	63,363	63,363	100.00%	$24.47
Seville Plaza	Kearny Mesa	138,576	10,393	86.52%	27.18
Scripps Ranch Center	Scripps Ranch	47,248	15,198	96.96%	21.21
Torrey Hills Corporate Center	Del Mar Heights	24,066	7,742	100.00%	41.06
Palomar Heights Corporate Center	Carlsbad	64,812	20,848	90.31%	28.84
Palomar Heights Plaza	Carlsbad	45,538	14,648	91.70%	27.06
Via Frontera Business Park	Rancho Bernardo	78,819	7,882	100.00%	15.92
Poway Flex	Poway	112,000	11,200	100.00%	9.36
Carlsbad Corporate Center	Carlsbad	121,528	12,153	85.86%	17.60
Subtotal		695,950	163,427	93.19%	$21.15

Orange County, California
South Coast Executive Center	Costa Mesa	61,025	6,102	49.05%	$26.53
Savi Tech Center	Yorba Linda	372,327	37,233	96.98%	19.02
Yorba Linda Business Park	Yorba Linda	166,042	16,604	93.88%	11.50
Subtotal		599,394	59,939	91.24%	$17.29

Los Angeles, California
Gateway Corporate Center	San Gabriel Valley	85,216	8,522	88.51%	$26.55
Total Portfolio		4,326,194	2,526,736	85.45%	$26.71

1 Annualized Rent per Square Foot represents annualized gross rent divided by occupied square feet excluding leases signed but not commenced as of September 30, 2009.  The gross rent amount used in the calculation of Annualized Rent per Square Foot was derived using monthly base rental revenue and tenant reimbursements as of September 30, 2009.

Pacific Office Properties Trust, Inc.
(for the three months ended, September 30, 2009)

Total Revenue (1)
(unaudited and in thousands, except percentages)

1 Total revenue amounts used herein are comprised of rental revenue, tenant reimbursements, parking, interest and other revenue of the Company and of the Company’s unconsolidated joint ventures multiplied by the Company’s ownership interest in each respective joint venture for the three months ended September 30, 2009.

Pacific Office Properties Trust, Inc.
(for the three months ended, September 30, 2009)

Total Net Operating Income (1)
(unaudited and in thousands, except percentages)

1 Total net operating income  amounts used herein were derived using the combined rental revenue, tenant reimbursements, parking, interest and other revenue less operating expenses of the Company and of the Company’s unconsolidated joint ventures multiplied by the Company’s ownership interest in each respective joint venture for the three months ended September 30, 2009.

Pacific Office Properties Trust, Inc.
(as of, and for the three months ended, September 30, 2009)

Leasing Activity Reconciliation

	Total	Consolidated	Unconsolidated Joint
	Property Portfolio	Properties	Venture Properties

Occupancy (as of September 30, 2009)
% Leased	85.45%	84.79%	86.17%
% Occupied	83.83%	82.14%	85.69%

Cash Rent Growth
Expiring Rate	$22.42	$26.23	$14.66
New/Renewal Rate	$25.96	$31.87	$13.96
Increase	15.83%	21.51%	-4.82%

Gross New Leasing Activity
Rentable square feet	85,211	75,828	9,383
Number of leases	38	33	5

Gross Renewal Leasing Activity
Rentable square feet	70,847	31,208	39,639
Number of leases	22	11	11

Average Lease Term in Months
New leases	84	90	31
Renewal leases	34	41	28
Blended	61	76	29

Weighted Average Tenant Improvements per square foot
New leases	$35.89	$40.25	$0.64
Renewal leases	$0.63	$1.41	$0.01
Blended	$19.88	$28.93	$0.13

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Top Tenants by Rental Revenue – Consolidated Properties
(unaudited and in thousands, except square feet)

Tenant	Lease Expiration	Market Rentable Square Feet	Annualized Rental Revenue(1)	Property	Industry

First Insurance Company of Hawaii Ltd.	02/28/18	109,755	$3,974	First Insurance Center	Insurance
Hawaii Insurance Consultants, Ltd	12/31/12	79,159	3,231	Waterfront Plaza	Insurance
AZ Dept of Economic Security	12/31/12	104,059	1,975	City Square	Government
Straub Clinic & Hospital	01/31/13	55,986	1,727	First Insurance Center	Healthcare
AT&T Corp.	06/30/10	26,160	1,097	Waterfront Plaza	Communications
McCorriston, Miho, Miller, Mukai, LLP	12/31/11	35,828	1,025	Waterfront Plaza	Legal Services
Oahu Publications, Inc.	01/31/13	25,691	1,007	Waterfront Plaza	Journalism
Fujitsu Transaction Solutions, Inc.	12/31/10	37,886	912	Sorrento Technology Center	Technology
Royal State Financial Corp.	10/31/11	22,119	839	Pan Am Building	Insurance
AZ DES- Social Security	05/31/14	39,524	821	City Square	Government

Total Annualized Rental Revenue for Top Ten Tenants – Consolidated Properties			$16,608
Total Annualized Rental Revenue – Consolidated Properties(2)			$57,456

1 Annualized Rental Revenue represents monthly base rental revenue and tenant reimbursements as of September 30, 2009, on an annualized basis.

2 Total Annualized Rental Revenue – Consolidated Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company for the three months ended September 30, 2009.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Top Tenant Industry Diversification by Rental Revenue – Consolidated Properties (1)

1 Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company for the three months ended September 30, 2009.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Top Tenants by Rental Revenue – Unconsolidated Joint Venture Properties
(unaudited and in thousands, except square feet and percentages)

Tenant	Lease Expiration	Market Rentable Square Feet	Ownership Interest %	Annualized Rental Revenue(1)	Property	Industry

CareFusion Corp.	02/28/15	130,000	10.00%	$2,679	Savi Tech Center	Healthcare
Nobel Biocare USA, Inc.	10/31/17	122,361	10.00%	2,345	Savi Tech Center	Healthcare
Bank of Hawaii	01/31/38	6,971	17.50%	1,912	Bank of Hawaii Waikiki Center	Financial Services
High-Tech Institute, Inc.	04/04/18	92,974	17.50%	1,541	Black Canyon Corporate Center	Education
JTB Hawaii, Inc.	12/31/12	35,623	17.50%	1,261	Bank of Hawaii Waikiki Center	Tourism
Valley Metro Rail, Inc.	06/30/16	57,007	7.50%	1,256	U.S. Bank Center	Transportation
Jacobs Engineering Group, Inc.	10/31/11	53,717	7.50%	1,168	U.S. Bank Center	Engineering
General Atomics Aeronautical Systems Inc	05/31/15	112,000	10.00%	1,048	Poway Flex	Aerospace
Ashley Furniture Homestore	09/30/16	61,541	10.00%	966	Savi Tech Center	Retail
Paychex North America, Inc.	06/30/12	48,427	17.50%	946	Black Canyon Corporate Center	Business Services
Total Annualized Rental Revenue for Top Ten Tenants – Unconsolidated Joint Venture Properties				$15,122
Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties(2)				$39,402

1 Annualized Rental Revenue represents monthly aggregate base rental revenue and tenant reimbursements per property as of September 30, 2009, on an annualized basis.

2 Total Annualized Rental Revenue – Unconsolidated Joint Venture Properties was derived based on annualizing the rental revenues and tenant reimbursements of the Company’s unconsolidated joint venture properties for the three months ended September 30, 2009.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Top Tenant Industry Diversification by Rental Revenue – Unconsolidated Joint Venture Properties(1)
(unaudited and in thousands, except percentages)

1 Rental Revenue amounts used herein were derived using base rental revenue and tenant reimbursements of the Company’s unconsolidated joint ventures for the three months ended September 30, 2009.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Lease Expirations – Consolidated Properties(1)

Year of Lease Expiration	Number of Leases Expiring	Market Rentable Square Feet	Expiring Square Feet as a % of Total	Annualized Rent(1)(2)	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot(3)	Annualized Rent at Expiration	Annualized Rent per Square Foot at Expiration(4)

2009	77	102,930	4.54%	$3,025,884	5.27%	$29.40	$2,985,012	$29.00
2010	134	321,870	14.21%	10,516,104	18.30%	32.67	10,594,536	32.92
2011	156	329,670	14.55%	10,044,708	17.48%	30.47	10,349,088	31.39
2012	129	402,635	17.77%	12,340,608	21.48%	30.65	12,703,632	31.55
2013	86	265,739	11.73%	8,032,944	13.98%	30.23	7,757,220	29.19
2014	52	152,844	6.75%	4,620,024	8.04%	30.23	4,906,692	32.10
2015	18	68,662	3.03%	1,709,484	2.98%	24.90	1,822,392	26.54
2016	18	47,859	2.11%	1,705,416	2.97%	35.63	1,925,892	40.24
2017	5	20,733	0.92%	580,666	1.01%	28.01	672,120	32.42
2018	17	125,992	5.56%	4,570,932	7.95%	36.28	5,332,176	42.32
Thereafter	19	21,755	0.96%	309,396	0.54%	14.22	325,536	14.96
Available For Lease	-	344,623	15.21%	-	-	-	-	-
Signed Leases Not Commenced	12	60,027	2.66%	-	-	-	-	-
Consolidated Properties Total/Weighted Average	723	2,265,339	100.00%	$57,456,166	100.00%	$30.88	$59,374,296	$31.91

1 Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of September 30, 2009, on an annualized basis.

2 The following table summarizes the lease expirations for leases in place as of September 30, 2009 for all of our consolidated properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

3 Represents annualized rent divided by leased square feet.

4 Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Lease Expirations – Unconsolidated Joint Venture Properties(1)

Year of Lease Expiration	Number of Leases Expiring	Market Rentable Square Feet	Expiring Square Feet as a % of Total	Annualized Rent(1)(2)	Annualized Rent as a % of Total	Annualized Rent Per Leased Square Foot(3)	Annualized Rent at Expiration	Annualized Rent per Square Foot at Expiration(4)	Effective Annualized Rent	Effective Annualized Rent at Expiration

2009	36	116,294	5.64%	$3,146,112	7.98%	$27.05	$2,905,464	$24.98	$634,029	$577,436
2010	73	190,777	9.26%	4,561,620	11.58%	23.91	4,639,116	24.32	849,222	864,107
2011	56	151,510	7.35%	3,880,344	9.85%	25.61	3,947,988	26.06	407,846	417,218
2012	33	224,009	10.87%	5,110,800	12.97%	22.82	5,916,384	26.41	702,228	809,999
2013	29	190,223	9.23%	4,615,308	11.71%	24.26	5,046,696	26.53	731,977	797,587
2014	25	183,302	8.89%	3,525,972	8.95%	19.24	4,015,032	21.90	334,917	381,364
2015	12	328,164	15.92%	5,506,080	13.97%	16.78	6,443,400	19.63	617,798	719,387
2016	12	143,367	6.96%	2,880,960	7.31%	20.10	3,292,044	22.96	262,194	298,113
2017	3	129,558	6.29%	2,519,580	6.39%	19.45	3,055,200	23.58	247,582	300,288
2018	3	92,974	4.51%	1,541,424	3.91%	16.58	1,928,736	20.74	269,749	337,529
Thereafter	8	15,870	0.77%	2,113,409	5.38%	133.17	3,574,176	225.22	369,847	625,481
Available For Lease	-	285,026	13.83%	-	-	-	-	-	-	-
Signed Leases Not Commenced	3	9,781	0.48%	-	-	-	-	-	-	-
Unconsolidated Joint Venture Properties Total/Weighted Average	293	2,060,855	100.00%	$39,401,609	100.00%	$22.31	$44,764,236	$25.35	$5,427,389	$6,128,509

1 Annualized Rent represents gross rental revenue which consists of monthly aggregate base rental revenue and tenant reimbursements per property as of September 30, 2009, on an annualized basis.

2 The following table summarizes the lease expirations for leases in place as of September 30, 2009 for all of our unconsolidated joint venture properties. The information set forth in the table assumes that tenants exercise no renewal options or early termination rights.

3 Represents annualized rent divided by leased square feet.

4\ Represents annualized rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Lease Distribution by Square Footage –Consolidated Properties

Square Feet Under Lease	Number of Leases	Leases as a % of Total	Market Rentable Square Feet	Square Feet as a % of Total	Annualized Rent(1)(2)	Annualized Rent as a % of Total

2,500 or less	553	76.49%	346,483	15.29%	$11,478,672	19.98%
2,501-10,000	116	16.04%	543,839	24.01%	16,655,220	28.99%
10,001-20,000	30	4.15%	413,396	18.25%	12,622,678	21.97%
20,001-40,000	9	1.24%	267,916	11.83%	7,549,944	13.14%
40,001-100,000	1	0.14%	76,828	3.39%	3,230,856	5.62%
Greater than 100,000	2	0.28%	212,227	9.37%	5,918,796	10.30%
Subtotal	711	98.34%	1,860,689	82.14%	57,456,166	100.00%
Available	-	-	344,623	15.21%	-	-
Signed Leases Not Commenced	12	1.66%	60,027	2.65%	-	-
Consolidated Properties Total/Weighted Average	723	100.00%	2,265,339	100.00%	$57,456,166	100.00%

1 Represents annualized monthly rent under commenced leases as of September 30, 2009 reflects total cash rent before abatements. Abatements committed to as of September 30, 2009 for the twelve months ending September 30, 2010 were $131,498.

2 Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Pacific Office Properties Trust, Inc.
(as of September 30, 2009)

Lease Distribution by Square Footage –Unconsolidated Joint Venture Properties

Square Feet Under Lease	Number of Leases	Leases as a % of Total	Market Rentable Square Feet	Square Feet as a % of Total	Annualized Rent(1)(2)	Annualized Rent as a % of Total	Effective Annualized Rent(1)(2)	Effective Annualized Rent as a % of Total

2,500 or less	174	59.39%	144,522	7.01%	$3,641,592	9.24%	$503,594	9.28%
2,501-10,000	80	27.30%	376,186	18.25%	11,305,517	28.69%	1,659,664	30.58%
10,001-20,000	13	4.44%	179,890	8.73%	4,253,184	10.79%	754,828	13.91%
20,001-40,000	11	3.75%	294,031	14.27%	6,913,956	17.55%	1,090,216	20.09%
40,001-100,000	10	3.41%	529,419	25.69%	9,559,824	24.26%	1,046,334	19.28%
Greater than 100,000	2	0.69%	242,000	11.74%	3,727,536	9.47%	372,753	6.86%
Subtotal	290	98.98%	1,766,048	85.69%	$39,401,609	100.00%	$5,427,389	100.00%
Available	-	-	285,026	13.83%	-	-	-	-
Signed Leases Not Commenced	3	1.02%	9,781	0.48%	-	-	-	-
Unconsolidated Joint Venture Properties Total/Weighted Average	293	100.00%	2,060,855	100.00%	$39,401,609	100.00%	$5,427,389	100.00%

1 Represents annualized monthly rent under commenced leases as of September 30, 2009.  This amount reflects total cash rent before abatements. Abatements committed to as of September 30, 2009 for the twelve months ending September 30, 2010 were $105,115.

2 Existing net rents are converted to gross rent by adding estimated annualized operating expense reimbursements to base rents.

Supplemental Operating and Financial Information